Exhibit 10.26
                                                                   -------------

           SEVENTH AMENDMENT TO LINE OF CREDIT NOTE AND LOAN AGREEMENT

                                (LINE OF CREDIT)

Paragon Technologies, Inc., formerly,
SI Handling Systems, Inc. and Ermanco Incorporated
600 Kuebler Road
Easton, Pennsylvania  18040
(Hereinafter referred to as "Borrower")

Wachovia Bank, National Association
702 Hamilton Mall
Allentown, Pennsylvania 18101
(Hereinafter referred to as "Bank")

         THIS SEVENTH AMENDMENT TO LINE OF CREDIT NOTE AND LOAN AGREEMENT is entered into as of November 13, 2002 by and between Bank and Borrower.

                                    RECITALS

         Bank is the holder of a Line of Credit executed and delivered by Borrower, dated September 30, 1999, in the original principal amount of $6,000,000.00 (as amended, the "Note"); and certain other loan documents, including without limitation, a Loan Agreement, dated September 30, 1999 (as amended, the "Loan Agreement").

         Borrower and Bank have agreed to modify the terms of the Note and the Loan Agreement.

         In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:

                                    AGREEMENT

ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoice sent to Borrower with respect to the Obligations under the Note is correct.

MODIFICATIONS.

1. The Note and the Loan Agreement are hereby modified by decreasing the principal amount thereof from $2,000,000.00 to $1,000,000.00.

2. The Loan Agreement is hereby modified by amending the provision regarding Availability as follows:

                  Availability. Notwithstanding anything to the contrary contained herein, the aggregate outstanding principal balance of Advances (as defined in the Note) (the "Total Outstandings") at any one time shall not exceed the lesser of $1,000,000.00 or the Borrowing Base (as hereinafter defined). In the event that the Total Outstandings at any time exceeds the Borrowing Base, Borrower shall pay to Bank the amount of such excess immediately upon receipt by Borrower of written notice that the Borrowing Base has been exceeded.

3. The Loan Agreement is hereby modified by amending the provision regarding Funds Flow Coverage Ratio as follows:

                  Funds Flow Coverage Ratio. Borrower shall, for the quarters ending December 31, 2002, March 31, 2003 and June 30, 2003, maintain a Funds Flow Coverage Ratio, to be measured quarterly, as follows:

                  Quarter ending                          Required Min. Ratio
                  --------------                          -------------------
                  December 31, 2002                              1.00:1
                  March 31, 2003                                 1.50:1
                  June 30, 2003                                  2.75:1

                  "Funds Flow Coverage Ratio" shall mean the sum of quarterly earnings (excluding quarterly earnings attributed to SI/Baker) before interest expense, taxes, depreciation, amortization, and extraordinary gains as defined in generally accepted accounting principles, plus quarterly dividends distributed by SI/Baker and paid to Borrower divided by interest expense for the subject quarter.

4. The Loan Agreement is hereby modified by amending the provision regarding Minimum Liquidity as follows:

                  Minimum Liquidity. Borrower shall, at all times, maintain not less than $4,000,000.00 in cash, measured at quarters end, and shall include the remaining balance of the original $1,150,000.00 held in escrow by Bank for the purpose of making four (4) quarterly principal payments under the term loan made by Bank to Borrower on September 30, 1999 in the original principal amount of $14,000,000.00.

5. The Loan Agreement is hereby modified by adding the following provision as an additional Affirmative Covenant:

                  Agreement of Sale. By November 29, 2002, Borrower shall deliver to Bank an executed copy of an Agreement of Sale for the sale of Borrower's property located in Easton, Pennsylvania, with a sale date specified to occur on or before April 30, 2003.

6. The Loan Agreement is hereby modified by amending the provision regarding Subordinated Debt as follows:

                  Subordinated Debt. Borrower shall be permitted to make payments of interest only on Subordinated Debt, or at Borrower's option, such interest may accrue without being paid. Through the quarter ending June 30, 2003, such interest payments shall either accrue or be made in shares of Borrower's common stock, at Borrower's option.

7. Attached hereto as Exhibit "A" is a revised Compliance Certificate which is hereby substituted for the prior Compliance Certificate in its place and stead.

8. Attached hereto as Exhibit "B" is a revised Certificate of Borrowing Base which is hereby substituted for the prior Certificate of Borrowing Base in its place and stead.

     WAIVER. Borrower has failed to comply with the required Funds Flow Coverage Ratio for the quarter ending September 30, 2002. Borrower has requested Bank's waiver, and Bank does hereby waive this failure to meet the Funds Flow Coverage Ratio for the quarter ending September 30, 2002. This is a one-time waiver only. After the quarter ending September 30, 2002, the provision regarding Funds Flow Coverage Ratio shall remain in full force and effect as set forth herein.

WAIVER FEE. Simultaneously with the execution of this Agreement by Borrower, Borrower shall deliver to Bank a waiver modification fee in the amount of $5,000.00. In addition, Borrower shall pay all legal fees associated with preparing this Agreement.

ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of this date, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Note.

DEFINITIONS. The term "Loan Documents" used in this Agreement and other Loan Documents refers to all documents, agreements, and instruments executed in connection with any of the Obligations (as defined herein), and may include, without limitation, modification agreements, a commitment letter that survives closing, a loan agreement, any note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, letters of credit and any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ' 101). The term "Obligations" used in this Agreement refers to any and all indebtedness and other obligations of every kind and description of the Borrower to the Bank or to any Bank affiliate, whether or not under the Loan Documents, and whether such debts or obligations are primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual, including, without limitation, swap agreements (as defined in 11 U.S.C. ' 101), arising by tort, arising by operation of law, by overdraft or otherwise, or now or hereafter existing, including, without limitation, principal, interest, fees, late fees, expenses, attorneys' fees and costs that have been or may hereafter be contracted or incurred.

Borrower reaffirms and restates the following with respect to the Note as modified herein:

CONFESSION OF JUDGMENT. THE FOLLOWING PARAGRAPH SETS FORTH A POWER OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER, THE BORROWER, FOLLOWING CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR BORROWER AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, INTELLIGENTLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE BORROWER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE INCLUDING, WITHOUT LIMITATION, A HEARING PRIOR TO GARNISHMENT AND ATTACHMENT THE BORROWER'S BANK ACCOUNT AND OTHER ASSETS. BORROWER ACKNOWLEDGES AND UNDERSTANDS THAT BY ENTERING INTO THIS AGREEMENT CONTAINING A CONFESSION OF JUDGMENT CLAUSE THAT BORROWER IS VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY GIVING UP ANY AND ALL RIGHTS, INCLUDING CONSTITUTIONAL RIGHTS, THAT BORROWER HAS OR MAY HAVE TO NOTICE AND A HEARING BEFORE JUDGMENT CAN BE ENTERED

AGAINST BORROWER AND BEFORE THE BORROWER'S ASSETS, INCLUDING, WITHOUT LIMITATION, ITS BANK ACCOUNTS, MAY BE GARNISHED, LEVIED, EXECUTED UPON AND/OR ATTACHED. BORROWER UNDERSTANDS THAT ANY SUCH GARNISHMENT, LEVY, EXECUTION AND/OR ATTACHMENT SHALL RENDER THE PROPERTY GARNISHED, LEVIED, EXECUTED UPON OR ATTACHED IMMEDIATELY UNAVAILABLE TO BORROWER. IT IS SPECIFICALLY ACKNOWLEDGED BY BORROWER THAT THE BANK HAS RELIED ON THIS WARRANT OF ATTORNEY AND THE RIGHTS WAIVED BY BORROWER HEREIN IN RECEIVING THIS AGREEMENT AND AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS TO THE BORROWER.

If a Default occurs under the Note or any other Loan Documents, each Borrower hereby jointly and severally authorizes and empowers any attorney of any court of record or the prothonotary or clerk of any county in the Commonwealth of Pennsylvania, or in any jurisdiction where permitted by law or the clerk of any United States District Court, to appear for Borrower in any and all actions which may be brought hereunder and enter and confess judgment against the Borrower or any of them in favor of the Bank for such sums as are due or may become due hereunder or under any other Loan Documents, together with costs of suit and actual collection costs including, without limitation, reasonable attorneys' fees equal to 5% of the Obligations then due and owing but in no event less than $5,000.00, with or without declaration, without prior notice, without stay of execution and with release of all procedural errors and the right to issue executions forthwith. To the extent permitted by law, Borrower waives the right of inquisition on any real estate levied on, voluntarily condemns the same, authorizes the prothonotary or clerk to enter upon the writ of execution this voluntary condemnation and agrees that such real estate may be sold on a writ of execution; and also waives any relief from any appraisement, stay or exemption law of any state now in force or hereafter enacted. Borrower further waives the right to any notice and hearing prior to the execution, levy, attachment or other type of enforcement of any judgment obtained hereunder, including, without limitation, the right to be notified and heard prior to the garnishment, levy, execution upon and attachment of Borrower's bank accounts and other property. If a copy of the Agreement verified by affidavit of any officer of the Bank shall have been filed in such action, it shall not be necessary to file the original thereof as a warrant of attorney, any practice or usage to the contrary notwithstanding. The authority herein granted to confess judgment shall not be exhausted by any single exercise thereof, but shall continue and may be exercised from time to time as often as the Bank shall find it necessary and desirable and at all times until full payment of all amounts due hereunder and under any other Loan Documents. The Bank may confess one or more judgments in the same or different jurisdictions for all or any part of the Obligations arising hereunder or under any other Loan Documents to which Borrower is a party, without regard to whether judgment has theretofore been confessed on more than one occasion for the same Obligations. In the event that any judgment confessed against the Borrower is stricken or opened upon application by or on behalf of Borrower or any obligor for any reason, the Bank is hereby authorized and empowered to again appear for and confess judgment against Borrower for any part or all of the Obligations owing under the Note and/or for any other liabilities, as herein provided.

WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER BY EXECUTION HEREOF AND BANK BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO ACCEPT THIS AGREEMENT.

BORROWER AND BANK AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST THE OTHER IN ANY DISPUTE AND HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY HAVE NOW OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.

PLACE OF EXECUTION AND DELIVERY. Borrower hereby certifies that this Agreement and the Loan Documents were executed in the Commonwealth of Pennsylvania and delivered to Bank in the Commonwealth of Pennsylvania.


Wachovia Bank, National Association        Paragon Technologies, Inc.


By:    /s/ Peter Gray                      By:    /s/ William R. Johnson
    ----------------------------------         ------------------------------
       Peter Gray, Vice President                 William R. Johnson, President


                                           Ermanco Incorporated


                                           By:    /s/ Ronald J. Semanick
                                               -------------------------------
                                                  Ronald J. Semanick, Treasurer

                                    Exhibit A
                             Compliance Certificate
                      Borrower: Paragon Technologies, Inc.
                             Account#______________

Wachovia Bank, National Association          No.________________________________
702 Hamilton Mall
Allentown, Pennsylvania 18101                Date_______________________________

We hereby certify that as of ___________________________, the Borrower is in full and complete compliance with all terms, conditions and covenants contained in that certain Loan Agreement dated September 30, 1999 between First Union National Bank, now Wachovia Bank, National Association and the Borrower, as amended, and all Loan Documents as referenced therein, including without limitation, the following financial covenants:

1.    Funds Flow Coverage Ratio for the subject quarter is _________ to 1.00, calculated as follows:
      (a) Quarterly Earnings before interest expense, taxes,
          depreciation, amortization and extraordinary gains (as
          defined by generally accepted accounting principles)......   $_________
          Minus quarterly earnings attributed to SI/Baker...........   $_________
          Plus quarterly dividends distributed by SI/Baker..........   $_________
          Total......................................................................................   $_________
     (b)  Quarterly Interest Expense.................................................   $_________
     (c)  Total......................................................................................   $_________
          (a) Divided by (c) = ____ to 1.00 [for quarter ending 12/31/02 not less than 1.00 to 1.00]
                                            [for quarter ending 3/31/03 not less than 1.50 to 1.00]
                                            [for quarter ending 6/30/03 not less than 2.75 to 1.00]

2.    Total Liabilities to Net Worth Ratio is ________ to 1.00, calculated as follows:
      (a)  Total Assets...............................................................................   $_________
      (b)  Total Liabilities (excluding subordinated debt)............................................   $_________
      (c)  Net Worth (a less b)......................................   $_________

           Total Liabilities (excluding subordinated debt) to Net Worth Ratio (b divided by c) is _____ to 1.00
                       [must not be more than 1.75 to 1.00]

3.    Current Ratio is ________ to 1.00, calculated as follows:
      (a)  Current Assets.............................................................................   $_________
      (b)  Current Liabilities........................................................................   $_________
           (a) Divided by (b) = ______ to 1.00 [must be not less than 1.20 to 1.00]

4.    Borrower's Aggregate Debt
          Borrower's Outstanding Debt (List)
          Obligations to Bank.......................................   $_________
          Obligations to Other Institutional Lenders................   $_________
          Obligations to Shareholders, Subsidiaries and Other Affiliate$_________
          Capital Lease Obligations.................................   $_________
          Other......................................................................................   $_________
     (a)  Total Outstanding Obligations..............................................................   $_________
          Bank Obligations ($________)

          Subordinated Notes to former Ermanco shareholders ($________)
              [not to exceed $3,000,000.00]
     (b)  Total......................................................................................   $_________
              (a) minus (b) = $____________
              [not to exceed $400,000.00]

5.    Minimum Liquidity is $________ [must not be less than $4,000,000.00 but includes remaining balance of
      $1,150,000.00 escrow]

I hereby certify to the best of the undersigned's knowledge, information, and belief, this above financial information, as derived from Borrower's accounting records, as true and correct, and that no material adverse change in the financial condition of Borrower has occurred since the date of this certification.

                                  Paragon Technologies, Inc.

                         By:      ______________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________

                                    Exhibit B
                          Certificate of Borrowing Base
                      Borrower: Paragon Technologies, Inc.
                          Account # ___________________

Wachovia Bank N.A.                           No.____________________________
702 Hamilton Mall
Allentown, Pennsylvania  18101               Date___________________________

We hereby certify that as of _____________ the following accounts receivable, inventory and equipment were pledged as collateral for our loan:

1)     Total Accounts Receivable.....................................................................
                                                                                                     -----------------

Less:  Unqualified Accounts Receivable (List)
       Agings over 90 days.........................................................
                                                                                     -----------------
       Accounts with 30% or more of balance over 90 days past due..................
                                                                                     -----------------
       Foreign Debtor (excluding those secured by Letter of Credit)................
                                                                                     -----------------
       Affiliates (excluding SI/BAKER [not to exceed $350,000])....................
                                                                                     -----------------
       Government Contracts (excepting compliance with Assignment of Claims Act).........................................................
                                                                                     -----------------
       Other.......................................................................
                                                                                     -----------------

2)     Total Unqualified Receivables...............................................
                                                                                     -----------------
3)     Qualified Accounts Receivable...............................................
                                                                                     -----------------
                                                                      Advance Rate         80%
                                                                                     -----------------

4)     Loan Available on Accounts Receivable.........................................................
                                                                                                     -----------------
5)     Total Raw Material Inventory................................................
                                                                                     -----------------
       Total WIP Inventory.........................................................
                                                                                     -----------------
       Total Finished Goods Inventory..............................................
                                                                                     -----------------

Less:  Unqualified Inventory (List).................................
                                                                    ------------------
       Unmerchantable/Obsolete......................................
                                                                    ------------------
       Other........................................................
                                                                    ------------------

6)     Total Unqualified Inventory.................................................
                                                                                     -----------------
7)     Qualified Inventory.........................................................
                                                                                     -----------------
                                                                      Advance Rate         40%
                                                                                     -----------------

8)     Loan Available on Inventory...................................................................
                                                                                                     -----------------
9)     80% of Current Fair Market Value of Property..................................................
                                                                                                     -----------------
10)    Total Equipment Inventory....................................................  $
                                                                                     -----------------

Less:  Unqualified Equipment (List).................................
                                                                    ------------------

11)    Qualified Equipment..........................................................  $
                                                                                     -----------------
12)    100% of Orderly Liquidation Value of Equipment................................................
                                                                                                     -----------------
13)    Loan Available on $2,500,000 - 2,500,000 =....................................................$          -
                                                                                                     -----------------
       [to be reduced by $625,000.00 every six months until such amount reaches 0]
14)    Total Loan Available as per Collateral........................................................
                                                                                                     -----------------
15)    Total Line of Credit Outstanding..............................................................
                                                                                                     -----------------
16)    Total Term Loan Outstanding...................................................................
                                                                                                     -----------------
17)    Increase Available (14 less 15 and 16)........................................................
                                                                                                     -----------------
       (or Increase Requested $___________)
       Payment Due and Enclosed     Excess Collateral  ..............................................$          -
                                  ---------------------                                              -----------------

         **The total of items 15 and 17 is not to exceed the $1,000,000.00 line of credit.

I hereby certify to the best of the undersigned's knowledge, information, and belief, this above financial information, as derived from each Borrower's accounting records, as true and correct, and that no material adverse change in the financial condition of either Borrower has occurred since the date of this certification.

         Paragon Technologies, Inc.

         By:
              Name:_______________________________________
              Title:______________________________________